UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024

Optimus Healthcare Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	333-261849	65-0181535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Old Country Road, Suite 306 Westbury, New York	11590
(Address of Principal Executive Offices)	(Zip Code)

(516) 806-4201

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Item 3.02 Sale of Unregistered Equity Securities

On June 4, 2024 (the “Effective Date”), Optimus Healthcare Services, Inc. (the “Company”) entered into the first amendment to the forbearance agreement and registration rights agreements (the “Amendment”) by and among the Company and Arena Investors, LP, as agent (“Agent”) for the purchasers of the Company’s senior secured convertible notes (collectively, the “Purchasers”) issued in May 2021 (the “May 2021 Notes”) and June 2022 (the “June 2022 Notes” and collectively with the May 2021 Notes, the “Notes”), pursuant to which, among other things, (i) Section 1(b) of the Forbearance Agreement was amended such that the Agent and the Purchasers agreed to forbear from exercising their rights and remedies with respect to the Specified Events of Default (as defined in the Amendment) under the Notes until that date which is the earliest to occur of: (a) August 30, 2024; (b) the date on which any event of default under the Notes (other than the Specified Events of Default) occurs; and (c) the date on which the Company or any of its subsidiaries fails to comply with any term set forth in the Forbearance Agreement; (ii) the definition of “Filing Date” in the Amended and Restated Registration Rights Agreements (as defined in the Amendment) was amended such that we agreed to file a registration statement for such securities on the 30th calendar day following the date the Company’s independent public accountants have completed their audit for the fiscal year ended December 31, 2023 and the Company has filed its Annual Report on Form 10-K including such financial statements, or if later, June 30, 2024 and (iii) the parties agreed to issue new Amended Warrants (as defined in the Amendment) to reflect an erroneous change to the expiration date in the Amended Warrants from 7 years to 5 years.

In connection with the Amendment, the Company agreed to issue to the Purchasers such number of shares of a to-be-created class of prefrrred stock having a stated value equal to $100,000 in the same class and on the same terms and conditions as the preferred stock to be issued to such Purchasers upon consummation of a Qualified Subsequent Financing (as defined in the Notes). The securities to be issued and sold in this transaction will not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The Purchasers are each an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which is attached hereto as Exhibit 4.1, Exhibit 4.2, and Exhibit 10.1 and incorporated herein by reference. Readers should review such agreements for a complete understanding of the terms and conditions associated with these transactions.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1	Form of Amended and Restated May 2021 Warrant, dated June 4, 2024
4.2	Form of Amended and Restated June 2022 Warrant, dated June 4, 2024
10.1	First Amendment to Forbearance Agreement and Registration Rights Agreements, dated June 4, 2024, by and among the Company and Arena Investors LP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMUS HEALTHCARE SERVICES, INC.

By:	/s/ Cliff Saffron
Cliff Saffron
Interim Chief Executive Officer and General Counsel
Dated: June 7, 2024

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